Berry Third Amendment to 3rd A&R CFA.DOC
03/15/02 2:49 PM


               THIRD AMENDMENT TO THIRD AMENDED AND RESTATED
                     FINANCING AND SECURITY AGREEMENT


     THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Amendment") is made effective as of the 11th day of May, 2001, by and among BERRY PLASTICS CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), NIM HOLDINGS LIMITED, a company organized and existing under the laws of England and Wales ("NIM Holdings"), and BERRY PLASTICS UK LIMITED, a company organized and existing under the laws of England and Wales, formerly known as Norwich Injection Moulders Limited ("Berry UK"); BANK OF AMERICA, N.A., a national banking association ("Bank of America"), FLEET CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Rhode Island ("Fleet"), GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of New York ("GE Capital"), HELLER FINANCIAL, INC., a corporation organized and existing under the laws of the State of Delaware ("Heller"), PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), LASALLE BUSINESS CREDIT, INC., a corporation organized and existing under the laws of the State of Delaware ("LaSalle"), and THE PROVIDENT BANK, a banking corporation organized and existing under the laws of the State of Ohio ("Provident") (collectively, the "Lenders" and individually, a "Lender"); GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of New York, as documentation agent, and BANK OF AMERICA, N. A., a national banking association, in its capacity as both collateral and administrative agent for the Lenders (the "Agent") and as lead arranger; Witnesseth:


                                 RECITALS



     The Lenders, the Borrower, Berry UK, NIM Holdings and the Agent are parties to that certain Third Amended and Restated Financing and Security Agreement dated as of May 9, 2000, as amended by (i) that certain First Amendment to Third Amended and Restated Financing and Security Agreement dated as of July 14, 2000 (the "First Amendment") and (ii) that certain Second Amendment to Third Amended and Restated Financing and Security
Agreement dated as of September 6, 2000 (the "Second Amendment") (as amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Under and subject to the provisions of the Credit Agreement, the Lenders agreed to establish in favor of the Borrower, Berry UK and NIM Holdings certain revolving credit, letter of credit and term loan facilities. All capitalized terms used herein but not specifically defined herein shall have the meanings given such terms in the Credit Agreement.

     The Borrower has advised the Agent and the Lenders that contemporaneously with the execution and delivery of this Amendment, (i) the Parent has formed Pescor, Inc., a corporation organized and existing under the laws of the State of Delaware ("Pescor") and (ii) the Parent has acquired or intends to acquire Pescor Plastics, Inc., a corporation organized and existing under the laws of the State of Texas ("Pescor Target") in accordance with the provisions of that certain Agreement and Plan of Reorganization by and among the existing shareholders of Pescor Target, the Parent, and Pescor (as amended, restated, supplemented or otherwise modified, the "Pescor Merger Agreement"). Pescor Target will merge (the "Pescor Merger") into Pescor such that Pescor will be the surviving corporation. Promptly following the merger, the Parent intends to contribute all of the issued and outstanding stock of Pescor to the Borrower (the "Pescor Stock"). Following the Pescor Merger of and the Parent's contribution of the Pescor Stock to the Borrower, Pescor will be a wholly-owned subsidiary of the Borrower.

     The Borrower previously advised the Agent and the Lenders that (i) the Borrower had formed Berry Plastics Acquisition Corporation II, a corporation organized and existing under the laws of the State of Delaware ("Berry Italy"), and Berry Italy is a wholly-owned subsidiary of the Borrower, (ii) the Borrower has acquired ninety-five percent (95%) of the issued and outstanding capital stock of CBP Holdings, S.r.l. (formerly Capsol-Berry Plastics S.r.l.), a company duly incorporated and existing under the laws of Italy (the "Italian Holding Company") and Berry Italy has acquired five percent (5%) of the issued and outstanding capital stock of the Italian Holding Company, and (iii) the Italian Holding Company owns one hundred percent (100%) of the issued and outstanding capital stock of (1) Ociesse S.r.l. - Officina Costruzione Stampi Lavorazioni Meccaniche di Precisione, a company duly incorporated and existing under the laws of Italy ("Ociesse") and (2) Capsol Berry Plastics S.p.a., a company duly incorporated and existing under the laws of Italy ("Capsol Italy"). The Italian Holding Company has applied to Bank of America Italy for a revolving credit facility in a maximum principal amount not to exceed Euro 13,550,000 or, at the option of the Italian Holding Company, the equivalent amount in United States Dollars (the "Italian Revolving Credit Facility"). Capsol Italy has opened one or more bank accounts with Bank of America Italy with respect to which Bank of America Italy has agreed to provide overdraft facilities for a total amount not exceeding Euro 1,700,000 (the "Italian Overdraft Facility"). The obligations of the Italian Holding Company and/or Capsol Italy under and in connection with the Italian Revolving Credit Facility and the Italian Overdraft Facility (collectively, the "Italian Credit Facilities") are or will be secured by a first priority pledge of all issued and outstanding capital stock of the Italian Holding Company, Ociesse and Capsol Italy.

     In connection with the above transactions, the Borrower has requested that the Agent and the Lenders agree (i) to increase the Total Revolving Credit Committed Amount from $70,000,000 to $80,000,000, (ii) to make an additional term loan facility to the Borrower in the principal amount of $2,000,000, (iii) to amend the terms and conditions of the Credit Agreement relating to the Italian Credit Facilities set forth in the First Amendment and the Second Amendment to reflect the actual terms and conditions of the Italian Credit Facilities, and (iv) otherwise to amend certain terms and conditions of the Credit Agreement. In addition, the Borrower has requested that the Agent and the Lenders consent and agree to (1) the acquisition of the Pescor Target by the Parent in accordance with the terms and conditions of the Pescor Merger Agreement, (2) the Parent's issuance of a class of preferred stock to one or more existing shareholders of Pescor Target in accordance with the provisions of the Pescor Merger Agreement, and (3) the Parent's contribution of the Pescor Stock to the Borrower.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Berry UK, NIM Holdings, the Lenders and the Agent hereby agree as follows:

     The Borrower, Berry UK and NIM Holdings hereby acknowledge and agree that the recitals set forth above are true and accurate in each and every respect and are incorporated herein by reference. The representations and warranties of the Borrower, Berry UK and NIM Holdings contained among the provisions of the Credit Agreement are true and correct as of the date of this Amendment (except that any such representations and warranties that are not qualified as to materiality need only be true and correct in all material respects) with the same effect as though such representations and warranties had been made as of such date, except that (i) the representations and warranties which relate to a specific date need only be true and correct as of such date and (ii) the representations and warranties which relate to financial statements which are referred to in
Section 4.1.11 of the Credit Agreement, shall also be deemed to cover financial statements furnished from time to time to the Agent pursuant to
Section 6.1.1 (Financial Statements) of the Credit Agreement.

     The Credit Agreement is hereby amended as follows:

     Section 1.1 beginning on page 3 of the Credit Agreement is hereby amended to add the following definitions:

          "BERRY ITALY" MEANS BERRY PLASTICS ACQUISITION CORPORATION II, A COMPANY DULY INCORPORATED AND EXISTING UNDER THE LAWS OF DELAWARE, AND ITS SUCCESSORS AND ASSIGNS.

          "NORWICH ACQUISITION" MEANS NORWICH ACQUISITION LIMITED, A COMPANY ORGANIZED AND EXISTING UNDER THE LAWS OF ENGLAND AND WALES, AND ITS SUCCESSORS AND ASSIGNS.

          "PESCOR" MEANS PESCOR, INC., A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE AND A CONSTITUENT CORPORATION IN THE MERGER OF PESCOR AND PESCOR TARGET, AND ITS SUCCESSORS AND ASSIGNS.

          "PESCOR CLOSING DATE" MEANS THE DATE ON WHICH THE PESCOR MERGER TRANSACTION IS CLOSED AND CONSUMMATED.

          "PESCOR MERGER" MEANS THE MERGER OF PESCOR TARGET INTO PESCOR WITH PESCOR AS THE SURVIVING CORPORATION.

          "PESCOR MERGER AGREEMENT" MEANS THAT CERTAIN AGREEMENT AND PLAN OF REORGANIZATION DATED AS OF MAY 11, 2001 BY AND AMONG THE PARENT, PESCOR AND THE SHAREHOLDERS OF PESCOR TARGET, AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR MODIFIED, TOGETHER WITH ANY AND ALL EXHIBITS AND SCHEDULES THERETO, AMENDMENTS, MODIFICATIONS, AND SUPPLEMENTS THERETO, RESTATEMENTS THEREOF, AND SUBSTITUTES THEREFOR.

          "PESCOR MERGER DOCUMENTS" MEANS COLLECTIVELY THE PESCOR MERGER AGREEMENT AND ANY AND ALL OTHER AGREEMENTS, DOCUMENTS OR INSTRUMENTS, PREVIOUSLY, NOW OR HEREAFTER EXECUTED AND DELIVERED BY THE PARENT, THE BORROWER, OR ANY OTHER PERSON IN CONNECTION WITH THE PESCOR MERGER TRANSACTION, AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED AND MODIFIED.

          "PESCOR MERGER TRANSACTION" MEANS  (I) THE PESCOR MERGER AND
     (II) THE ISSUANCE OF THE PESCOR PREFERRED STOCK, ALL IN ACCORDANCE WITH THE PROVISIONS OF THE PESCOR MERGER AGREEMENT, AND ALSO INCLUDES THE CONTRIBUTION OF THE PESCOR STOCK BY THE PARENT TO THE BORROWER.

          "PESCOR PREFERRED STOCK" MEANS THE ISSUED AND OUTSTANDING SHARES OF SERIES C-1, C-2, C-3, C-4 AND C-5 PREFERRED STOCK ISSUED BY THE PARENT TO THE EXISTING SHAREHOLDERS OF PESCOR TARGET IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE PESCOR MERGER AGREEMENT.

          "PESCOR PREFERRED STOCK SHAREHOLDER AGREEMENTS" MEANS ANY AND ALL AGREEMENTS, DOCUMENTS OR INSTRUMENTS NOW OR AT ANY TIME EXECUTED AND DELIVERED IN CONNECTION WITH THE ISSUANCE, SALE OR PURCHASE OF THE PESCOR PREFERRED STOCK IN CONNECTION WITH THE PESCOR MERGER TRANSACTION, AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR MODIFIED.

          "PESCOR TARGET" MEANS PESCOR PLASTICS, INC., A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF TEXAS AND A CONSTITUENT CORPORATION IN THE MERGER OF PESCOR AND PESCOR TARGET, ITS SUCCESSORS AND ASSIGNS.

          "TERM LOAN C" AND "TERM LOANS C" HAVE THE MEANINGS DESCRIBED IN SECTION 2.12.1 (TERM LOAN C FACILITY).

          "TERM LOAN C COMMITMENT" AND "TERM LOAN C COMMITMENTS"  HAVE
     THE   MEANINGS   DESCRIBED   IN   SECTION  2.12.1  (TERM  LOAN  C
     COMMITMENTS).

          "TERM LOAN C COMMITTED AMOUNT"  HAS THE MEANING DESCRIBED IN
     SECTION 2.12.1 (TERM LOAN C COMMITMENTS).

          "TERM LOAN C FACILITY" MEANS THE FACILITY ESTABLISHED BY THE LENDERS PURSUANT TO SECTION 2.12 (TERM LOAN C FACILITY).

          "TERM  LOAN  C  MANDATORY  PREPAYMENT"   AND  "TERM  LOAN  A
     MANDATORY  PREPAYMENTS"  HAVE THE MEANINGS DESCRIBED  IN  SECTION
     2.12.3 (MANDATORY PREPAYMENTS OF TERM LOAN C).

          "TERM LOAN C OPTIONAL PREPAYMENT" AND "TERM LOAN C OPTIONAL PREPAYMENTS" HAVE THE MEANINGS DESCRIBED IN SECTION 2.12.4 (OPTIONAL PREPAYMENTS OF TERM LOANS C).

          "TERM LOAN C PRO RATA  SHARE"  HAS  THE MEANING DESCRIBED IN
     SECTION 2.12.1 (TERM LOAN C FACILITY).

          "TERM LOAN C NOTE" AND "TERM LOAN C NOTES" HAVE THE MEANING DESCRIBED IN SECTION 2.12.2 (AMORTIZATION OF TERM LOANS C).

          "THIRD AMENDMENT" MEANS THAT CERTAIN THIRD AMENDMENT TO THIRD AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT BY AND AMONG THE AGENT, THE LENDERS, THE BORROWER, BERRY UK AND NIM HOLDINGS.

          "TOTAL TERM LOAN C COMMITTED AMOUNT" HAS THE MEANING DESCRIBED IN SECTION 2.12.1 (TERM LOAN C COMMITMENTS).

     The definition of "Affiliate" on page 4 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          "AFFILIATE" MEANS, WITH RESPECT TO ANY DESIGNATED PERSON, ANY OTHER PERSON, (A) DIRECTLY OR INDIRECTLY CONTROLLING, DIRECTLY OR INDIRECTLY CONTROLLED BY, OR UNDER DIRECT OR INDIRECT COMMON CONTROL WITH THE PERSON DESIGNATED, (B) DIRECTLY OR INDIRECTLY OWNING OR HOLDING TEN PERCENT (10%) OR MORE OF ANY EQUITY INTEREST IN SUCH DESIGNATED PERSON, OR (C) TEN PERCENT (10%) OR MORE OF WHOSE STOCK OR OTHER EQUITY INTEREST IS DIRECTLY OR INDIRECTLY OWNED OR HELD BY SUCH DESIGNATED PERSON. FOR PURPOSES OF THIS DEFINITION, THE TERM "CONTROL" (INCLUDING WITH CORRELATIVE MEANINGS, THE TERMS "CONTROLLING", "CONTROLLED BY" AND "UNDER COMMON CONTROL WITH") MEANS THE POSSESSION, DIRECTLY OR INDIRECTLY, OF THE POWER TO DIRECT OR CAUSE THE DIRECTION OF THE MANAGEMENT AND POLICIES OF A PERSON, WHETHER THROUGH OWNERSHIP OF VOTING SECURITIES OR OTHER EQUITY INTERESTS OR BY CONTRACT OR OTHERWISE. NOTWITHSTANDING THE FOREGOING, NONE OF THE HOLDERS OF THE PESCOR PREFERRED STOCK SHALL BE DEEMED TO BE AFFILIATES OF THE BORROWER OR ANY OF ITS AFFILIATES SOLELY BECAUSE OF HIS, HER OR ITS HOLDING OF SHARES OF THE PESCOR PREFERRED STOCK.

     The definition of "Assignment  of  Trademarks" on page 5 of the Credit
Agreement  is  hereby  deleted  in  its  entirety   and  the  following  is
substituted in its place:

          "ASSIGNMENT OF TRADEMARKS" MEANS (A) THAT CERTAIN AMENDED AND RESTATED COLLATERAL ASSIGNMENT OF TRADEMARKS AS SECURITY DATED MAY 9, 2000 FROM THE BORROWER TO THE AGENT FOR THE BENEFIT OF THE LENDERS RATABLY AND THE AGENT, (B) THAT CERTAIN AMENDED, RESTATED AND CONSOLIDATED COLLATERAL ASSIGNMENT OF TRADEMARKS AS SECURITY DATED AS OF MAY 9, 2000 FROM PACKERWARE, VENTURE SOUTHEAST, VENTURE MIDWEST, KNIGHT, POLY-SEAL AND CARDINAL, AND
     (C) THAT CERTAIN COLLATERAL ASSIGNMENT OF TRADEMARKS DATED AS OF THE PESCOR CLOSING DATE FROM PESCOR, EACH AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED IN WRITING AT ANY TIME AND FROM TIME TO TIME.

     The definition  of  "BofA  Permitted  Ceiling"  on page 2 of the First
Amendment  is  hereby  deleted  in  its  entirety  and  the  following   is
substituted in its place:

          "BOFA PERMITTED CEILING" HAS THE MEANING GIVEN SUCH TERM IN THE INTERCREDITOR AGREEMENT.

     The definition  of  "Capital  Expenditures"  on  page  7 of the Credit
Agreement  is  hereby  deleted  in  its  entirety  and  the  following   is
substituted in its place:

          "CAPITAL EXPENDITURE" MEANS AN EXPENDITURE WHICH WOULD BE CLASSIFIED AS SUCH IN ACCORDANCE WITH GAAP (WHETHER PAYABLE IN CASH OR OTHER PROPERTY OR ACCRUED AS A LIABILITY) FOR FIXED OR CAPITAL ASSETS, INCLUDING THE ENTERING INTO OF CAPITAL LEASES.

     The definition of "Capsol Italy" on page 3 of the First Amendment is hereby deleted in its entirety and the following is substituted in its place:

          "CAPSOL ITALY" MEANS CAPSOL BERRY PLASTICS S.P.A., A COMPANY DULY INCORPORATED AND EXISTING UNDER THE LAWS OF ITALY, AND ITS SUCCESSORS AND ASSIGNS.

     The definitions of "Commitment" and "Commitments" on page 8 of the Credit Agreement are hereby deleted in their entirety and the following is substituted in their places:

          "COMMITMENT" MEANS WITH RESPECT TO EACH LENDER, SUCH LENDER'S REVOLVING CREDIT COMMITMENT, LETTER OF CREDIT COMMITMENT, TERM LOAN A COMMITMENT, TERM LOAN B COMMITMENT, TERM LOAN C COMMITMENT, BOND LETTER OF CREDIT COMMITMENT, UK REVOLVING CREDIT COMMITMENT, OR UK TERM LOAN COMMITMENT AS THE CASE MAY BE, AND "COMMITMENTS" MEANS THE COLLECTIVE REFERENCE TO THE REVOLVING CREDIT COMMITMENTS, THE LETTER OF CREDIT COMMITMENTS, THE TERM LOAN A COMMITMENTS, THE TERM LOAN B COMMITMENTS, THE TERM LOAN C COMMITMENTS, THE BOND LETTER OF CREDIT COMMITMENTS, THE UK REVOLVING CREDIT COMMITMENTS AND THE UK TERM LOAN COMMITMENTS OF ALL OF THE LENDERS.

     The definitions of "Committed Amount" and "Committed Amounts" on page 8 of the Credit Agreement are hereby deleted in their entirety and the following are substituted in their places:

          "COMMITTED AMOUNT" MEANS WITH RESPECT TO EACH LENDER, SUCH LENDER'S REVOLVING CREDIT COMMITTED AMOUNT, LETTER OF CREDIT COMMITTED AMOUNT, TERM LOAN A COMMITTED AMOUNT, TERM LOAN B COMMITTED AMOUNT, TERM LOAN C COMMITTED AMOUNT, THE BOND LETTER OF CREDIT COMMITTED AMOUNT, UK REVOLVING CREDIT COMMITTED AMOUNT, UK TERM LOAN COMMITTED AMOUNT, AS THE CASE MAY BE, AND "COMMITTED AMOUNTS" MEANS COLLECTIVELY THE REVOLVING LOAN COMMITTED AMOUNT, THE LETTER OF CREDIT COMMITTED AMOUNT, TERM LOAN A COMMITTED AMOUNT, TERM LOAN B COMMITTED AMOUNT, TERM LOAN C COMMITTED AMOUNT, THE BOND LETTER OF CREDIT COMMITTED AMOUNT OF EACH OF THE LENDERS, THE UK REVOLVING CREDIT COMMITTED AMOUNTS, AND THE UK TERM LOAN COMMITTED AMOUNTS.

     Paragraph (c) of the definition of "Dollar Interest Period" on pages 11 and 12 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          (C) NO DOLLAR INTEREST PERIOD SHALL EXTEND BEYOND THE REVOLVING CREDIT TERMINATION DATE OR THE SCHEDULED MATURITY DATE OF THE TERM LOANS A, THE TERM LOANS B, OR THE TERM LOANS C, AS APPROPRIATE.

     The definitions of "Domestic Credit Facility" and "Domestic Credit Facilities" on page 12 of the Credit Agreement are hereby deleted in their entirety and the following are substituted in their places:

          "DOMESTIC CREDIT FACILITY" MEANS WITH RESPECT TO EACH LENDER, SUCH LENDER'S PRO RATA SHARE OF THE REVOLVING CREDIT FACILITY, THE LETTER OF CREDIT FACILITY, THE TERM LOAN A FACILITY, THE TERM LOAN B FACILITY, THE TERM LOAN C FACILITY, OR THE BOND LETTER OF CREDIT FACILITY, AS THE CASE MAY BE, AND "DOMESTIC CREDIT FACILITIES" MEANS COLLECTIVELY THE REVOLVING CREDIT FACILITY, THE LETTER OF CREDIT FACILITY, THE TERM LOAN A FACILITY, THE TERM LOAN B FACILITY, THE TERM LOAN C FACILITY, AND THE BOND LETTER OF CREDIT FACILITY, AND ANY AND ALL OTHER CREDIT FACILITIES NOW OR HEREAFTER EXTENDED TO THE BORROWER UNDER OR SECURED BY THIS AGREEMENT.

     The definition of "Euribor Base Rate" on page 2 of the Second Amendment is hereby deleted in its entirety.

     The definition  of  "Italian  Holding  Company" on page 4 of the First
Amendment  is  hereby  deleted  in  its  entirety  and   the  following  is
substituted in its place:

          "ITALIAN HOLDING COMPANY" MEANS CBP HOLDINGS, S.R.L. (FORMERLY CAPSOL-BERRY PLASTICS S.R.L.), A COMPANY DULY
     INCORPORATED AND EXISTING UNDER THE LAWS OF ITALY, AND ITS SUCCESSORS AND ASSIGNS.

     The definition of "Italian Revolving Credit Facility" on page 3 of the Second Amendment is hereby deleted in its entirety and the following is substituted in its place:

          "ITALIAN REVOLVING CREDIT FACILITY" MEANS THE REVOLVING CREDIT FACILITIES AND/OR OVERDRAFT FACILITIES ESTABLISHED BY BANK OF AMERICA ITALY IN ACCORDANCE WITH THE TERMS OF THE ITALIAN CREDIT AGREEMENTS.

     The  definition of "Italian Obligations"  on  page  3  of  the  Second
Amendment  is   hereby  deleted  in  its  entirety  and  the  following  is substituted in its place:

          "ITALIAN OBLIGATIONS" MEANS AND INCLUDES ALL PRESENT AND FUTURE INDEBTEDNESS, OBLIGATIONS, AND LIABILITIES, WHETHER NOW EXISTING OR CONTEMPLATED OR HEREAFTER ARISING, OF THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE TO BANK OF AMERICA ITALY, UNDER, ARISING PURSUANT TO, IN CONNECTION WITH AND/OR ON ACCOUNT OF THE PROVISIONS OF THE ITALIAN CREDIT AGREEMENTS, INCLUDING UNDER OR PURSUANT TO REVOLVING CREDIT AND/OR OVERDRAFT FACILITIES.

     The definition of "Italian Revolving Credit Committed Amount" on page 3 of the Second Amendment is hereby deleted in its entirety and the following is substituted in its place:

          "ITALIAN REVOLVING CREDIT COMMITTED AMOUNT" MEANS UP TO FIFTEEN MILLION TWO HUNDRED FIFTY THOUSAND (15,250,000) EUROS OR SUCH HIGHER AMOUNT AS MAY BE AGREED BY THE LENDERS, SUBJECT TO THE BOFA PERMITTED CEILING, AND SHALL INCLUDE THE PRINCIPAL AMOUNT OF ANY AND ALL REVOLVING CREDIT AND/OR OVERDRAFT FACILITIES ESTABLISHED BY BANK OF AMERICA ITALY IN FAVOR OF THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE.

     The definition of "Italian Stock Pledge Agreement" on page 4 of the Second Amendment is hereby deleted in its entirety and the following is substituted in its place:

          "ITALIAN STOCK PLEDGE AGREEMENT" MEANS THAT CERTAIN DEED OF PLEDGE FROM THE BORROWER, BERRY ITALY AND THE ITALIAN HOLDING COMPANY TO BANK OF AMERICA ITALY, WHICH GRANTS, PLEDGES AND ASSIGNS TO BANK OF AMERICA ITALY, AS SECURITY FOR THE ITALIAN OBLIGATIONS, ONE HUNDRED PERCENT (100%) OF THE ISSUED AND OUTSTANDING SHARES OF THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND OCIESSE, AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED.

     The  definitions  of  "Loan"  and  "Loans"  on page 30 of  the  Credit
Agreement  is  hereby  deleted  in  its  entirety  and  the   following  is
substituted in its place:

          "LOAN" MEANS EACH OF THE REVOLVING LOAN, A TERM LOAN A, A TERM LOAN B, A TERM LOAN C, THE UK REVOLVING LOAN, OR A UK TERM LOAN, AS THE CASE MAY BE, AND "LOANS" MEANS THE COLLECTIVE REFERENCE TO THE REVOLVING LOAN, THE TERM LOANS A, THE TERM LOANS B, THE TERM LOANS C, THE UK REVOLVING LOAN AND THE UK TERM LOANS.

     The definitions  of   "Note"  and  "Notes"  on  page  31 of the Credit
Agreement are hereby deleted in their entirety and the following are substituted in their places:

          "NOTE" MEANS ANY REVOLVING CREDIT NOTE, ANY TERM LOAN A NOTE, ANY TERM LOAN B NOTE, ANY TERM LOAN C NOTE, THE UK REVOLVING CREDIT NOTE, OR THE UK TERM NOTE, AS THE CASE MAY BE, AND "NOTES" MEANS COLLECTIVELY EACH REVOLVING CREDIT NOTE, EACH TERM LOAN A NOTE, EACH TERM LOAN B NOTE, EACH TERM LOAN C NOTE, THE UK REVOLVING CREDIT NOTE, THE UK TERM NOTE, AND ANY OTHER PROMISSORY NOTE WHICH MAY FROM TIME TO TIME EVIDENCE ALL OR ANY PORTION OF THE OBLIGATIONS.

     The definition of "Ociesse" on page 5 of the First Amendment is hereby deleted in its entirety and the following is substituted in its place:

          "OCIESSE" MEANS OCIESSE S.R.L. - OFFICINA COSTRUZIONE STAMPI LAVORAZIONI MECCANICHE DI PRECISIONE, A COMPANY DULY INCORPORATED AND EXISTING UNDER THE LAWS OF ITALY, AND ITS SUCCESSORS AND ASSIGNS.

     The definition of "Permitted Acquisition" on pages 32 through 35 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          "PERMITTED ACQUISITION" MEANS THE ACQUISITION OR PURCHASE OF, OR INVESTMENT IN, ANY PERSON, ANY OPERATING DIVISION OR UNIT OF ANY PERSON, OR THE CAPITAL STOCK OR ASSETS OF ANY PERSON OR THE COMBINATION WITH ANY PERSON BY THE BORROWER OR ANY SUBSIDIARY GUARANTOR (EACH INDIVIDUALLY, A "SUBJECT TRANSACTION") APPROVED BY THE AGENT AND EACH OF THE LENDERS IN WRITING. THE AGENT AND THE LENDERS HEREBY ADVISE THE BORROWER THAT THE PESCOR MERGER TRANSACTION SHALL NOT CONSTITUTE A PERMITTED ACQUISITION UNLESS AFTER GIVING EFFECT TO ANY BORROWINGS UNDER THE REVOLVING LOAN NEEDED TO FINANCE THE PESCOR MERGER TRANSACTION, THE BORROWER AND THE SUBSIDIARY GUARANTORS (I) HAVE AVAILABILITY UNDER THE REVOLVING LOAN OR UNUSED AVAILABILITY UNDER THE BORROWING BASE IN AN AMOUNT AT LEAST EQUAL TO EIGHTEEN MILLION DOLLARS ($18,000,000) AND (II) ARE REASONABLY EXPECTED TO HAVE SUCH MINIMUM AVAILABILITY FOR A PERIOD OF TEN (10) BUSINESS DAYS AFTER CLOSING AND CONSUMMATION OF THE PESCOR MERGER TRANSACTION.

          THE BORROWER UNDERSTANDS AND AGREES THAT THE AGENT SHALL HAVE NO OBLIGATION OR COMMITMENT TO INCLUDE ANY OF THE ASSETS OR PROPERTIES OF ANY PERSON ACQUIRED IN THE BORROWING BASE PURSUANT TO A SUBJECT TRANSACTION. THE AGENT AND THE LENDERS AGREE, HOWEVER, THAT IF AFTER COMPLETION AND REVIEW OF A SATISFACTORY FIELD EXAMINATION OF THE ASSETS AND PROPERTIES WHICH CONSTITUTE OR ARE PART OF A PERMITTED ACQUISITION, SUCH ASSETS AND PROPERTIES SHALL BE INCLUDED IN THE BORROWING BASE IF THE RESULTS OF SUCH FIELD EXAMINATION AND AUDIT ARE REASONABLY ACCEPTABLE IN ALL RESPECTS TO THE AGENT IN ITS DISCRETION AND SUCH ASSETS AND PROPERTIES OTHERWISE SATISFY THE ELIGIBILITY CRITERIA FOR INCLUSION IN THE BORROWING BASE.

          NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS DEFINITION, THE LENDERS AND THE AGENT HAVE PREVIOUSLY CONSENTED, OR HEREBY CONSENT, TO THE POLY-SEAL STOCK PURCHASE TRANSACTION, THE ITALIAN TARGET STOCK PURCHASE TRANSACTION, THE PURCHASE OF CERTAIN ASSETS OF CAPSOL-CERTWOOD UK LTD. BY BERRY UK AND THE PESCOR MERGER TRANSACTION; AND, ACCORDINGLY, ALL SUCH TRANSACTIONS ARE DEEMED TO BE PERMITTED ACQUISITIONS.

     The  definition  of "Permitted Uses" on pages 37 and 38 of the  Credit
Agreement  is  hereby  deleted   in  its  entirety  and  the  following  is
substituted in its place:

          "PERMITTED USES" MEANS (A) THE PAYMENT OF THE CASH CONSIDERATION IN THE PESCOR MERGER FOLLOWING THE CONSUMMATION OF THE PESCOR MERGER TRANSACTION; PROVIDED THAT THE PARENT CONTRIBUTES ALL OF THE PESCOR STOCK TO THE BORROWER IMMEDIATELY FOLLOWING THE PESCOR MERGER, (B) THE REFINANCING AND PAYMENT OF ALL OBLIGATIONS OF PESCOR TO ANY LENDERS WITH RESPECT TO ANY INDEBTEDNESS FOR BORROWED MONEY EXISTING AS OF THE PESCOR CLOSING DATE, (C) THE PAYMENT OF ALL COSTS AND EXPENSES REASONABLY INCURRED IN CONNECTION WITH THE CLOSING AND CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, INCLUDING THE PESCOR MERGER TRANSACTION, (D) THE PAYMENT OF EXPENSES INCURRED IN THE ORDINARY COURSE OF BUSINESS OF THE BORROWER OR ANY SUBSIDIARY GUARANTOR, (E) THE ACQUISITION OF ANY PERMITTED ACQUISITION AS AND TO THE EXTENT PERMITTED BY THE PROVISIONS OF THIS AGREEMENT,
     (F) THE PAYMENT OF ALL COSTS AND EXPENSES REASONABLY INCURRED IN CONNECTION WITH THE CLOSING AND CONSUMMATION OF A PERMITTED ACQUISITION, (G) WITH RESPECT TO THE REVOLVING LOAN FOR GENERAL CORPORATE PURPOSES OF THE BORROWER OR ANY SUBSIDIARY GUARANTOR AND WITH RESPECT TO THE UK REVOLVING LOAN FOR GENERAL CORPORATE PURPOSES OF BERRY UK OR NIM HOLDINGS.

     The definitions of "Prepayment" and "Prepayments" on page 39 of the Credit Agreement are hereby deleted in their entirety and the following are substituted in their places:

          "PREPAYMENT" MEANS A REVOLVING LOAN MANDATORY PREPAYMENT, A REVOLVING LOAN OPTIONAL PREPAYMENT, A TERM LOAN A MANDATORY PREPAYMENT, A TERM LOAN A OPTIONAL PREPAYMENT, A TERM LOAN B MANDATORY PREPAYMENT, A TERM LOAN B OPTIONAL PREPAYMENT, A TERM LOAN C OPTIONAL PREPAYMENT, A UK REVOLVING LOAN MANDATORY PREPAYMENT, A UK REVOLVING LOAN OPTIONAL PREPAYMENT, A UK TERM LOAN OPTIONAL PREPAYMENT OR A UK TERM LOAN MANDATORY PREPAYMENT, AS THE CASE MAY BE, AND "PREPAYMENTS" MEAN COLLECTIVELY ALL REVOLVING LOAN MANDATORY PREPAYMENTS, ALL REVOLVING LOAN OPTIONAL PREPAYMENTS, ALL TERM LOAN A MANDATORY PREPAYMENTS, ALL TERM LOAN A OPTIONAL PREPAYMENTS, ALL TERM LOAN B MANDATORY PREPAYMENTS, ALL TERM LOAN B OPTIONAL PREPAYMENTS, ALL TERM LOAN C OPTIONAL PREPAYMENTS, ALL UK REVOLVING LOAN MANDATORY PREPAYMENTS, ALL UK REVOLVING LOAN OPTIONAL PREPAYMENTS, ALL UK TERM LOAN MANDATORY PREPAYMENTS AND ALL UK TERM LOAN OPTIONAL PREPAYMENTS.

     The definition of "Revolving Credit Termination Date" on page 40 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          "REVOLVING CREDIT TERMINATION DATE" MEANS THE EARLIER OF (A) JANUARY 21, 2004, (B) THE REPAYMENT OR PREPAYMENT OF THE TERM LOANS IN FULL, (C) THE DATE ON WHICH THE REVOLVING CREDIT COMMITMENTS ARE TERMINATED PURSUANT TO SECTION 7.2 (REMEDIES) OR OTHERWISE.

     The  definition of "Security Agreement"  on  page  41  of  the  Credit
Agreement  is   hereby  deleted  in  its  entirety  and  the  following  is substituted in its place:

          "SECURITY AGREEMENT" MEANS THAT CERTAIN AMENDED AND RESTATED SECURITY AGREEMENT DATED AS OF THE PESCOR CLOSING DATE FROM EACH SUBSIDIARY GUARANTOR TO THE AGENT FOR THE BENEFIT OF THE LENDERS, RATABLY, AND THE AGENT, AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED IN WRITING AT ANY TIME AND FROM TIME TO TIME.

     The definition of "Seller" on page 41 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          "SELLER" MEANS WITH RESPECT TO (I) ANY SUBJECT TRANSACTION WHICH CONSTITUTES AN ACQUISITION OF ALL OR SUBSTANTIALLY ALL OF THE SHARES OF SUCH SUBJECT TRANSACTION, THE PERSONS SELLING SUCH SHARES, AND (II) ANY SUBJECT TRANSACTION WHICH CONSTITUTES AN ACQUISITION OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF SUCH SUBJECT TRANSACTION, THE PERSONS SELLING SUCH ASSETS.

     The definition of "Stock Pledge Agreement" on pages 43 and 44 of the Credit Agreement, as amended by the First Amendment and the Second
Amendment, is hereby deleted in its entirety and the following is substituted in its place:

          "STOCK PLEDGE AGREEMENT" MEANS (A) THAT CERTAIN AMENDED AND RESTATED STOCK PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT DATED AS OF THE PESCOR CLOSING DATE FROM THE BORROWER TO THE AGENT FOR THE BENEFIT OF THE LENDERS RATABLY AND THE AGENT, (B) THE UK STOCK PLEDGE AGREEMENT, (C) THAT CERTAIN AMENDED AND RESTATED STOCK PLEDGE AGREEMENT, ASSIGNMENT AND SECURITY AGREEMENT DATED AS OF MAY 9, 2000 FROM CPI TO THE AGENT FOR THE BENEFIT OF THE LENDERS RATABLY AND THE AGENT, AND (D) THE ITALIAN STOCK PLEDGE AGREEMENT, ALL AS THE SAME MAY FROM TIME TO TIME BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED.

1. The definitions of "Subsidiary Guarantor" and "Subsidiary Guarantors" on pages 44 and 45 of the Credit Agreement are hereby deleted in their entirety and the following is substituted in their places:

          "SUBSIDIARY GUARANTOR" MEANS BIC, BTP, AEROCON, BERRY STERLING, PACKERWARE, BERRY DESIGN, BERRY VENTURE, VENTURE SOUTHEAST, VENTURE MIDWEST, KNIGHT, CPI, CARDINAL, POLY-SEAL, BERRY ITALY, PESCOR OR ANY OTHER DOMESTIC SUBSIDIARY (ORGANIZED AND EXISTING UNDER THE LAWS OF ANY STATE IN THE UNITED STATES) OF THE BORROWER OR THE PARENT WHICH IS DESIGNATED AND QUALIFIES AS A SUBSIDIARY GUARANTOR IN ACCORDANCE WITH THE PROVISIONS OF SECTION
     6.2.2 (SUBSIDIARIES), OR ANY OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AS THE CASE MAY BE; AND, "SUBSIDIARY GUARANTORS" MEANS BIC, BTP, AEROCON, BERRY STERLING, BERRY DESIGN, PACKERWARE, BERRY VENTURE, VENTURE SOUTHEAST, VENTURE MIDWEST, KNIGHT, CPI, CARDINAL, POLY-SEAL, BERRY ITALY, PESCOR AND EACH OTHER DOMESTIC SUBSIDIARY OF THE BORROWER DESIGNATED AND QUALIFIED AS A "SUBSIDIARY GUARANTOR" IN ACCORDANCE WITH THE PROVISIONS OF
     SECTION 6.2.2 (SUBSIDIARIES), AND ALL OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

2. The definitions of "Term Loan" and "Term Loans" on page 46 of the Credit Agreement are hereby deleted in their entirety and the following are substituted in their places:

          "TERM LOAN" MEANS EITHER A TERM LOAN A, A TERM LOAN B, A TERM LOAN C OR A UK TERM LOAN; AND "TERM LOANS" MEANS EACH TERM LOAN A, TERM LOAN B, TERM LOAN C AND UK TERM LOAN.

3. The definitions of "Term Note" and "Term Notes" on page 46 of the Credit Agreement are hereby deleted in their entirety and the following are substituted in their places:

          "TERM NOTE" MEANS A TERM LOAN A NOTE, A TERM LOAN B NOTE, A TERM LOAN C NOTE, OR A UK TERM LOAN NOTE; "TERM NOTES" MEANS EACH TERM LOAN A NOTE, EACH TERM LOAN B NOTE, EACH TERM LOAN C NOTE AND EACH UK TERM LOAN NOTE.

4. Section 2.1.1 on pages 51 and 52 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          2.1.1 REVOLVING CREDIT FACILITY.

          Subject to and upon the terms of this Agreement, the Lenders collectively, but severally, establish a revolving credit facility in favor of the Borrower. The aggregate of all advances under the Revolving Credit Facility is sometimes referred to in this Agreement collectively as the "Revolving Loan".

          The amount set forth below opposite each Lender's name is herein called such Lender's "Revolving Credit Committed Amount" and the total of each Lender's Revolving Credit Committed Amount is herein called the "Total Revolving Credit Committed Amount". The proportionate share set forth below opposite each Lender's name is herein called such Lender's "Revolving Credit Pro Rata Share":


                    LENDER                         REVOLVING      REVOLVING
                                                    CREDIT       CREDIT PRO
                                                   COMMITTED     RATA SHARE
                                                    AMOUNT
                     FLEET                        $14,545,600       18.182%
                  GE CAPITAL                      $ 7,096,829  8.871036249%
                BANK OF AMERICA                   $15,757,600       19.697%

                    HELLER                        $12,121,600       15.152%

                      PNC                         $12,121,600       15.152%

                   PROVIDENT                      $ 5,556,771  6.945963751%

                    LASALLE                       $12,800,000       16.000%

    TOTAL REVOLVING CREDIT COMMITTED AMOUNT       $80,000,000.00   100.000%


          Neither the Agent nor any of the Lenders shall be responsible for the Revolving Credit Commitment of any other Lender, nor will the failure of any Lender to perform its obligations under its Revolving Credit Commitment in any way relieve any other Lender from performing its obligations under its Revolving Credit Commitment.

          DURING THE REVOLVING CREDIT COMMITMENT PERIOD, THE BORROWER MAY REQUEST ADVANCES UNDER THE REVOLVING CREDIT FACILITY IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT; PROVIDED THAT AFTER GIVING EFFECT TO THE BORROWER'S REQUEST:

               (a) the outstanding principal balance of each Lender's Pro Rata Share of the Revolving Loan and the Letter of Credit Obligations would not exceed the lesser of (i) such Lender's Pro Rata Share of the Total Revolving Credit Committed Amount or (ii) such Lender's Pro Rata Share of the Borrowing Base; and,

               (B) THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING LOAN AND ALL LETTER OF CREDIT OBLIGATIONS WOULD NOT EXCEED THE LESSER OF (I) THE TOTAL REVOLVING CREDIT COMMITTED AMOUNT OR (II) THE BORROWING BASE. IN ADDITION, THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING LOAN, ALL LETTER OF CREDIT OBLIGATIONS AND THE UK REVOLVING LOAN CANNOT EXCEED THE TOTAL REVOLVING CREDIT COMMITTED AMOUNT.

5.   The  additional  provisions  added to the third paragraph  of  Section
2.1.2 on page7 and 8 of the Second Amendment are hereby deleted in their entirety and the following are substituted in their places:

          THE BORROWER AND THE LENDERS HEREBY IRREVOCABLY AUTHORIZE THE AGENT, ON BEHALF OF THE LENDERS, AT ANY TIME AND FROM TIME TO TIME, WITHOUT REQUEST FROM, PRIOR NOTICE TO, OR CONSENT OF, THE BORROWER OR ANY OF THE LENDERS TO MAKE ADVANCES UNDER THE REVOLVING LOAN TO REPAY ALL OR ANY PORTION OF THE ITALIAN OBLIGATIONS (EACH, AN "ITALIAN OBLIGATION ADVANCE" AND COLLECTIVELY, THE "ITALIAN OBLIGATION ADVANCES"). THE AGENT AGREES THAT AN ITALIAN OBLIGATION ADVANCE MAY BE MADE ONLY (I) UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT UNDER EITHER OR BOTH OF THE ITALIAN CREDIT AGREEMENTS OR
     (II) IF ALL OR ANY PORTION OF THE ITALIAN OBLIGATIONS ARE NOT PAID AS AND WHEN DUE AND PAYABLE (SUBJECT TO ANY APPLICABLE NOTICE, GRACE AND CURE PERIODS) IN ACCORDANCE WITH THE TERMS OF THE ITALIAN CREDIT AGREEMENTS. THE BORROWER ACKNOWLEDGES AND AGREES THAT NOTWITHSTANDING ANY PROVISION IN THIS AGREEMENT TO THE CONTRARY, THE AGENT SHALL BE ENTITLED TO REQUIRE ITALIAN OBLIGATION ADVANCES REGARDLESS OF WHETHER THE OUTSTANDING PRINCIPAL AMOUNT OF THE REVOLVING LOAN AFTER TAKING INTO ACCOUNT ANY SUCH ITALIAN OBLIGATION ADVANCES EXCEEDS OR WOULD EXCEED THE TOTAL REVOLVING CREDIT COMMITTED AMOUNT; PROVIDED THAT UNDER NO CIRCUMSTANCES SHALL THE AGGREGATE PRINCIPAL AMOUNT OF ITALIAN OBLIGATION ADVANCES EXCEED THE DOLLAR CURRENCY EQUIVALENT OF THE THEN OUTSTANDING ITALIAN OBLIGATIONS; NO LENDER, HOWEVER, SHALL HAVE ANY OBLIGATION OR COMMITMENT TO MAKE ANY ADVANCE TO OR FOR THE ACCOUNT OF THE BORROWER UNDER THE REVOLVING LOAN (INCLUDING ANY OBLIGATION OR COMMITMENT TO PURCHASE ANY PARTICIPATION INTEREST IN THE ITALIAN OBLIGATIONS) UNLESS OTHERWISE AGREED IN WRITING BY SUCH LENDER, IF AND TO THE EXTENT SUCH LENDER'S PRO RATA SHARE OF THE REVOLVING LOAN WOULD EXCEED, WITH THE MAKING OF SUCH ADVANCE OR REIMBURSEMENT, SUCH LENDER'S REVOLVING CREDIT COMMITTED AMOUNT.

6.   The  first  paragraph  of Section 2.1.3  on  page  53  of  the  Credit
Agreement  is  hereby  deleted  in   its  entirety  and  the  following  is
substituted in its place:

          AS USED IN THIS AGREEMENT, THE TERM "BORROWING BASE" MEANS AT ANY TIME, AN AMOUNT EQUAL TO THE AGGREGATE OF (A) EIGHTY-FIVE PERCENT (85%) OF THE AMOUNT OF ELIGIBLE DOMESTIC RECEIVABLES, PLUS (B) THE LESSER OF (I) SIXTY-FIVE PERCENT (65%) OF THE AMOUNT OF ELIGIBLE DOMESTIC INVENTORY OR (II) THIRTY-EIGHT MILLION DOLLARS ($38,000,000).

7. Section 2.1.12 on pages 58 and 59 of the Credit Agreement, as amended by the First Amendment and the Second Amendment, is hereby deleted in its entirety and the following is substituted in its place:

          2.1.12  REQUIRED AVAILABILITY  UNDER  THE  REVOLVING  CREDIT
     FACILITY.

          ON AN AVERAGE MONTHLY BASIS, TESTED AS OF THE LAST DAY OF EACH CALENDAR MONTH, COMMENCING WITH THE FIRST SUCH DATE FOLLOWING THE CLOSING DATE, THE OUTSTANDING PRINCIPAL AMOUNT OF THE REVOLVING LOAN SHALL NOT EXCEED AN AMOUNT EQUAL TO (X) THE GREATER OF (I) THE BORROWING BASE, OR (II) THE TOTAL REVOLVING CREDIT COMMITTED AMOUNT, MINUS (y) $9,470,000 (the "Required Availability"). The Borrower shall make a Revolving Loan Mandatory Prepayment pursuant to the provisions of Section 2.1.6 to the extent necessary to achieve and maintain compliance with this Section. The failure of the Borrower to make any such Revolving Loan Mandatory Prepayment shall constitute a Default, but shall not constitute an Event of Default unless such failure to make the required Revolving Loan Mandatory Prepayment continues uncured for a period of fourteen (14) days or the Borrower otherwise fails to attain and maintain the Required Availability within such fourteen (14) day period.

          NOTWITHSTANDING THE FOREGOING, THE REQUIRED AVAILABILITY SHALL BE REDUCED MONTHLY AS OF THE LAST DAY OF EACH CALENDAR MONTH TO THE AMOUNTS SET FORTH BELOW; PROVIDED THAT THE SCHEDULED PRINCIPAL PAYMENTS ON ACCOUNT OF TERM LOANS B DUE AS OF THE FIRST DAY OF EACH SUCH MONTH ARE MADE AS AND WHEN DUE AND PAYABLE:

          REQUIRED AVAILABILITY       DATE

          $ 8,740,000             JUNE 1, 2001
          $ 8,010,000             July 1, 2001
          $ 7,280,000           AUGUST 1, 2001
          $ 7,000,000        September 1, 2001 and ALL TIMES THEREAFTER

          IN ADDITION TO THE REQUIRED AVAILABILITY, THE BORROWER UNDERSTANDS AND AGREES THAT THE AGENT SHALL ESTABLISH AND MAINTAIN AN ADDITIONAL RESERVE AGAINST AVAILABILITY UNDER THE REVOLVING LOAN IN AN AMOUNT EQUAL AT ALL TIMES TO THE DOLLAR CURRENCY EQUIVALENT OF THE MAXIMUM AMOUNT (INCLUDING PRINCIPAL, INTEREST AND FEES) WHICH IS AND/OR MAY BE OUTSTANDING AT ANY TIME AND FROM TIME TO TIME UNDER THE ITALIAN CREDIT FACILITY (THE "ITALIAN CREDIT FACILITY REQUIRED AVAILABILITY"). THE AGENT AND THE LENDERS AGREE THAT THE ITALIAN CREDIT FACILITY REQUIRED AVAILABILITY IS IN SUBSTITUTION FOR, AND IN REPLACEMENT OF, THE PERMITTED ACQUISITION REQUIRED AVAILABILITY AND ACCORDINGLY CONSTITUTES A REPLACEMENT OF A PORTION OF THE REVOLVING CREDIT FACILITY AND NOT A PERMANENT REDUCTION OF THE REVOLVING CREDIT COMMITMENTS. THE BORROWER FURTHER UNDERSTANDS AND AGREES THAT THE AMOUNT OF THE ITALIAN CREDIT FACILITY REQUIRED AVAILABILITY MAY CHANGE FROM TIME TO TIME AS DETERMINED BY THE AGENT IN ITS SOLE DISCRETION TO TAKE INTO ACCOUNT ANY APPLICABLE FOREIGN EXCHANGE FLUCTUATIONS BETWEEN DOLLARS AND EUROS. THE BORROWER FURTHER UNDERSTANDS AND AGREES THAT THE ITALIAN CREDIT FACILITY REQUIRED AVAILABILITY MAY AT ANY TIME AND FROM TIME TO TIME EXCEED THE ITALIAN REVOLVING CREDIT COMMITTED AMOUNT IF AND TO THE EXTENT THE UNPAID BALANCE OF THE DOLLAR CURRENCY EQUIVALENT OF THE ITALIAN OBLIGATIONS EXCEEDS OR IS EXPECTED TO EXCEED THE DOLLAR CURRENCY EQUIVALENT OF THE ITALIAN REVOLVING CREDIT COMMITTED AMOUNT.

8. The reference to each Lender's Term Loan A Pro Rata Share on pages 59 and 60 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:


              LENDER               TERM LOAN A PRO RATA SHARE
               FLEET                         18.182%
            GE CAPITAL                  8.871036249%
          BANK OF AMERICA                    19.697%
              HELLER                         15.152%
                PNC                          15.152%
             PROVIDENT                  6.945963751%
              LASALLE                        16.000%
TOTAL TERM LOAN B COMMITTED AMOUNT              100%


9. Section 2.2.2 on page 60 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          2.2.2 AMORTIZATION OF TERM LOANS A; THE TERM LOAN A NOTES.

          The unpaid principal balance of the Term Loans A shall be due and payable in monthly installments of principal on each Installment Payment Date, each in the following amounts during the following periods:

          PERIOD                                        AMOUNT

          May 1, 2001 through and
            and including January 1, 2004            $1,042,000

          January 21, 2004     The then unpaid principal balance

          Unless sooner paid, the unpaid principal balance of the Term Loans A, together with interest accrued and unpaid thereon, shall be due and payable in full on the first to occur of (i) January 21, 2004 or (ii) the Revolving Credit Termination Date.

          THE OBLIGATION OF THE BORROWER TO PAY THE TERM LOANS A, WITH INTEREST, SHALL BE EVIDENCED BY A SERIES OF AMENDED AND RESTATED PROMISSORY NOTES (EACH AS FROM TIME TO TIME EXTENDED, AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED, A "TERM LOAN A NOTE" AND COLLECTIVELY, THE "TERM LOAN A NOTES"). EACH TERM LOAN A NOTE SHALL BE DATED AS THE PESCOR CLOSING DATE AND SHALL BE PAYABLE TO THE ORDER OF A LENDER AT THE TIMES PROVIDED IN THE TERM LOAN A NOTE, AND SHALL BE IN THE PRINCIPAL AMOUNT OF SUCH LENDER'S TERM LOAN A COMMITTED AMOUNT, INCLUDING ITS PRO RATA SHARE OF THE TERM LOAN A INCREASE.

10. Section 2.2.3 on pages 60 and 61 of the Credit Agreement is hereby amended to provide that if Term Loans A and Term Loans B have been paid in full by a Term Loan A Mandatory Prepayment made under subpart (a) of
Section 2.2.3 or otherwise, the excess proceeds of each such Term Loan A Mandatory Prepayment due and payable under subpart (a) shall be applied to the then unpaid balance of the Term Loans C as a Term Loan C Optional Prepayment prior to being paid as a Revolving Loan Mandatory Prepayment.

11. The reference to each Lender's Term Loan B Pro Rata Share on page 62 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:


              LENDER                  TERM LOAN B PRO RATA SHARE
               FLEET                            18.182%
            GE CAPITAL                     8.871036249%
          BANK OF AMERICA                       19.697%
              HELLER                            15.152%
                PNC                             15.152%
             PROVIDENT                     6.945963751%
              LASALLE                           16.000%
TOTAL TERM LOAN B COMMITTED AMOUNT                 100%


12. Section 2.3.2 on page 63 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          SECTION 2.3.2  AMORTIZATION OF TERM LOANS B; THE TERM LOAN B
     NOTES.

          THE UNPAID PRINCIPAL BALANCE OF THE TERM LOANS B SHALL BE DUE AND PAYABLE IN MONTHLY INSTALLMENTS OF PRINCIPAL ON EACH INSTALLMENT PAYMENT DATE, EACH IN THE AMOUNT OF $730,000. UNLESS SOONER PAID, THE UNPAID PRINCIPAL BALANCE OF THE TERM LOANS B, TOGETHER WITH INTEREST ACCRUED AND UNPAID THEREON, SHALL BE DUE AND PAYABLE IN FULL ON THE FIRST TO OCCUR OF (I) JANUARY 21, 2004 OR (II) THE REVOLVING CREDIT TERMINATION DATE. THE OBLIGATION OF THE BORROWER TO PAY THE TERM LOANS B, WITH INTEREST, SHALL BE EVIDENCED BY A SERIES OF PROMISSORY NOTES (EACH AS FROM TIME TO TIME EXTENDED, AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED, THE "TERM LOAN B NOTE" AND COLLECTIVELY, THE "TERM LOAN B NOTES"). EACH TERM LOAN B NOTE SHALL BE DATED AS THE DATE CLOSING DATE AND SHALL BE PAYABLE TO THE ORDER OF A LENDER AT THE TIMES PROVIDED IN THE TERM LOAN B NOTE, AND SHALL BE IN THE PRINCIPAL AMOUNT OF SUCH LENDER'S TERM LOAN B COMMITTED AMOUNT, INCLUDING ITS PRO RATA SHARE OF THE TERM LOAN B INCREASE.

13. The reference to each Lender's UK Revolving Credit Pro Rata Share on page 71 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:


               LENDER                UK REVOLVING CREDIT PRO RATA SHARE
                FLEET                              18.182%
             GE CAPITAL                       8.871036249%
           BANK OF AMERICA                         19.697%
               HELLER                              15.152%
                 PNC                               15.152%
              PROVIDENT                       6.945963751%
               LASALLE                             16.000%
UK REVOLVING CREDIT COMMITTED AMOUNT                  100%


14. The reference to each Lender's UK Term Loan Pro Rata Share on page 77 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:


           LENDER                 UK TERM LOAN PRO RATA  SHARE
            FLEET                          18.182%
         GE CAPITAL                   8.871036249%
       BANK OF AMERICA                     19.697%
           HELLER                          15.152%
             PNC                           15.152%
          PROVIDENT                   6.945963751%
           LASALLE                         16.000%
UK TERM LOAN COMMITTED AMOUNT                 100%


15. Section 2.8.6 on pages 8, 9 and 10 of the Second Amendment is hereby deleted in its entirety and the following is substituted in its place:

          2.8.6 PARTICIPATIONS IN THE ITALIAN OBLIGATIONS.

          Each Lender (including Bank of America) hereby irrevocably authorizes Bank of America Italy to make advances under the Italian Revolving Credit Facility (including advances under any and all overdraft facilities) in accordance with the provisions of either or both of the Italian Credit Agreements. As of the date each such Italian Revolving Credit Loan is made, each Lender shall have an undivided participating interest in (a) the rights and obligations of Bank of America Italy under each such Italian Revolving Credit Loan, and (b) the Italian Obligations with respect to such Italian Revolving Credit Loan, in an amount equal to each Lender's Pro Rata Share thereof, subject to the rights of Bank of America Italy to receive and retain payment of all or a portion of the interest on the Italian Obligations as set forth in this Section and any fronting fees or other fees as set forth in the Italian Credit Agreements. If the Italian Holding Company, Capsol Italy and/or Ociesse fail to pay to Bank of America Italy, any Italian Obligations as and when due and payable (subject to any applicable notice, grace or cure period), the Agent shall promptly notify each of the Lenders and may demand payment from each of the Lenders of such Lender's Pro Rata Share of such unpaid Italian Obligations. In addition, if any amount paid to Bank of America Italy on account of the Italian Obligations is rescinded or required to be restored or turned over by Bank of America Italy, upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Italian Holding Company, Capsol Italy and/or Ociesse or upon or as a result of the appointment of a receiver, intervenor, trustee, conservator or similar officer for the Italian Holding Company, Capsol Italy and/or Ociesse, the Agent shall promptly notify each of the Lenders and may demand payment from each of the Lenders of its Pro Rata Share of its portion of the Italian Obligations to be remitted to the Italian Holding Company, Capsol Italy and/or Ociesse. Subject to Section 2.1.2, each of the Lenders irrevocably and unconditionally agrees to honor any such demands for payment under this Section and promises to pay to the account of the Agent for the benefit of Bank of America Italy on the same Business Day as demanded the amount of its Pro Rata Share of the Italian Obligations in Euros and/or Dollars, as requested by the Agent, in immediately available funds, without any setoff, counterclaim or deduction of any kind. Any payment by a Lender hereunder shall in no way release, discharge or lessen the obligation of the Italian Holding Company, Capsol Italy, Ociesse, the Borrower or any Subsidiary Guarantor to pay the Italian Obligations to Bank of America Italy, in accordance with the provisions of the Italian Credit Agreements. The date on which a payment is made by a Lender to the Agent for the account of Bank of America Italy shall be referred to as a "Italian Payment Date".

          THE OBLIGATION OF EACH OF THE LENDERS TO REMIT THE AMOUNTS OF ITS PRO RATA SHARE OF THE ITALIAN OBLIGATIONS FOR THE ACCOUNT OF BANK OF AMERICA ITALY, PURSUANT TO THIS SECTION SHALL BE UNCONDITIONAL AND IRREVOCABLE UNDER ANY AND ALL CIRCUMSTANCES (BUT SUBJECT TO SECTION 2.1.2) AND MAY NOT BE TERMINATED, SUSPENDED OR DELAYED FOR ANY REASON WHATSOEVER, PROVIDED THAT ALL PAYMENTS OF SUCH AMOUNTS BY EACH OF THE LENDERS SHALL BE WITHOUT PREJUDICE TO THE RIGHTS OF EACH OF THE LENDERS WITH RESPECT TO ANY ALLEGED WILLFUL MISCONDUCT OF BANK OF AMERICA ITALY. ANY CLAIM ANY LENDER MAY HAVE AGAINST BANK OF AMERICA ITALY AS A RESULT OF ANY ALLEGED WILLFUL MISCONDUCT OF BANK OF AMERICA ITALY MAY BE BROUGHT BY SUCH LENDER IN A SEPARATE ACTION AGAINST BANK OF AMERICA ITALY, BUT MAY NOT BE USED AS A DEFENSE TO PAYMENT UNDER THE PROVISIONS OF THIS SECTION.

          All interest on the unpaid principal balance of the Italian Obligations shall be payable to, and retained by, Bank of America Italy, except with respect to those Italian Obligations for which the Agent on account of Bank of America Italy, has demanded and received payment from a Lender pursuant to the provisions of this Section (each an "Italian Lender Payment"), in which case, the Lender making such payment shall be entitled to receive all interest payable on the Italian Obligations represented by such Italian Lender Payment at all times from and after the Italian Payment Date for such Italian Lender Payment (the "Lender's Share of Italian Interest"). Any payments received by Bank of America Italy, which are payable to a Lender shall be paid to such Lender in Euros and/or Dollars, as the case may be, in accordance with all payments to be made by the Agent to a Lender under the provisions of Section 2.12.

          EXCEPT TO THE EXTENT THAT THE AGENT ON BEHALF OF BANK OF AMERICA ITALY SHALL HAVE MADE DEMAND ON THE LENDERS FOR PAYMENT OF THEIR PRO RATA SHARE OF THE ITALIAN OBLIGATIONS (THE "ITALIAN OBLIGATIONS DEMAND DATE"), THE AGENT SHALL REMIT TO EACH LENDER FROM TIME TO TIME (BUT AT LEAST ONCE MONTHLY) SUCH LENDER'S PRO RATA SHARE OF THAT PORTION OF THE INTEREST PAID TO, AND RECEIVED BY, BANK OF AMERICA ITALY, IN COLLECTED FUNDS ON ACCOUNT OF SUCH LENDER'S UNFUNDED ITALIAN OBLIGATIONS CALCULATED AT THE APPLICABLE ITALIAN MARGIN FOR SUCH ITALIAN OBLIGATIONS ONLY; BANK OF AMERICA ITALY SHALL RETAIN ALL INTEREST CALCULATED AT BASE RATE OR BASE RATES PROVIDED IN THE ITALIAN CREDIT AGREEMENTS. SUCH PAYMENTS SHALL BE PAYABLE TO THE LENDERS IN CONSIDERATION OF THEIR AGREEMENT TO PURCHASE A PARTICIPATION INTEREST IN THE ITALIAN OBLIGATIONS IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT, BUT SHALL BE PAYABLE ONLY IF AND TO THE EXTENT BANK OF AMERICA ITALY HAS RECEIVED THE INTEREST PAYMENT WHICH IS THE BASIS FOR SUCH PAYMENT TO THE LENDERS.

     Section 2.9.1(c) on page 84 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          (C) THE APPLICABLE MARGIN FOR (I) LIBOR LOANS, OTHER THAN THE UK TERM LOANS, TERM LOANS A, TERM LOANS B AND TERM LOANS C SHALL BE TWO HUNDRED TWENTY-FIVE (225) BASIS POINTS PER ANNUM,
     (II) LIBOR LOANS CONSISTING OF TERM LOANS A AND TERM LOANS C, SHALL BE TWO HUNDRED FIFTY (250) BASIS POINTS PER ANNUM, (III) LIBOR LOANS CONSISTING OF THE UK TERM LOANS, SHALL BE TWO HUNDRED SEVENTY-FIVE (275) BASIS POINTS PER ANNUM, (IV) LIBOR LOANS CONSISTING OF TERM LOANS B, SHALL BE THREE HUNDRED (300) BASIS POINTS PER ANNUM, (V) BASE RATE LOANS CONSISTING OF THE REVOLVING LOAN, SHALL BE TWENTY-FIVE (25) BASIS POINTS, (VI) BASE RATE LOANS CONSISTING OF TERM LOANS A AND TERM LOANS C, SHALL BE FIFTY
     (50) BASIS POINTS PER ANNUM, AND (VII) BASE RATE LOANS CONSISTING OF TERM LOANS B, SHALL BE ONE HUNDRED (100) BASIS POINTS, UNLESS AND UNTIL A CHANGE IS REQUIRED BY THE OPERATION OF SECTION 2.9.1(D). IN ADDITION, THE MANDATORY LIQUID ASSET COST RATE SHALL BE ADDED TO THE APPLICABLE MARGIN FOR EACH LIBOR LOAN MADE OR TO BE MADE UNDER THE UK CREDIT FACILITIES.

     Section 2.10.4 on page 90 is hereby deleted in its entirety and the following is substituted in its place:

          2.10.4 COMMITMENT FEE

          The Borrower shall pay to the Agent for the ratable benefit of the Lenders, based on each Lender's Pro Rata Share of the Commitments, a commitment fee (the "Commitment Fee") in the aggregate amount of Sixty Thousand Dollars ($60,000) in consideration of each Lender's agreement to increase such Lender's Pro Rata Share of the Revolving Credit Commitment and the Term Loan A Increase. The Commitment Fee shall be payable on or before the Pescor Closing Date and shall be deemed fully earned on the date paid and is non-refundable.

     Section 2.10.5 on page 91 is hereby deleted in its entirety and the following is substituted in its place:

          2.10.5 CONSENT FEE.

          The Borrower shall pay to the Agent for the ratable benefit of the Lenders, based on each Lender's Pro Rata Share of the Commitments, a consent fee (the "Consent Fee") in the aggregate amount of Four Hundred Twenty-three Thousand Three Hundred Eighteen Dollars ($423,318.00) in consideration of the Lenders' consent to the extension of the Credit Facilities and the Pescor Merger Transaction. The Consent Fee shall be payable on or before the Pescor Closing Date and shall be deemed fully earned on the date paid and is non-refundable.

     Article 2 of the Credit Agreement is hereby amended to add the following Sections:

          SECTION 2.12 THE TERM LOAN C FACILITY

                    2.12.1 TERM LOAN C COMMITMENTS.

               SUBJECT TO AND UPON THE TERMS OF THIS AGREEMENT, EACH LENDER SEVERALLY AGREES TO MAKE A LOAN (EACH A "TERM LOAN C"; AND COLLECTIVELY, THE "TERM LOANS C") TO THE BORROWER IN THE PRINCIPAL AMOUNT SET FORTH BELOW OPPOSITE SUCH LENDER'S NAME (HEREIN CALLED SUCH LENDER'S "TERM LOAN C COMMITTED AMOUNT"). THE TOTAL OF EACH LENDER'S TERM LOAN C COMMITTED AMOUNT IS HEREIN CALLED THE "TOTAL TERM LOAN C COMMITTED AMOUNT". THE PROPORTIONATE SHARE SET FORTH BELOW OPPOSITE EACH LENDER'S NAME IS HEREIN CALLED SUCH LENDER'S "TERM LOAN C PRO RATA SHARE":

                          TERM LOAN C              TERM LOAN C
     LENDER              COMMITTED AMOUNT        PRO RATA SHARE

     Fleet               $363,640.00                  18.182%
     GE Capital          $177,420.72             8.871036249%
     Bank of America     $393,940.00                  19.697%
     Heller              $303,040.00                  15.152%
     PNC                 $303,040.00                  15.152%
     Provident           $138,919.28             6.945963751%
     LaSalle             $320,000.00                      16%

     TOTAL TERM LOAN C
     COMMITTED AMOUNT:   $2,000,000                      100%

          THE OBLIGATION OF EACH LENDER TO MAKE A TERM LOAN C IS SEVERAL AND IS LIMITED TO ITS TERM LOAN C COMMITTED AMOUNT, AND SUCH OBLIGATION OF EACH LENDER IS HEREIN CALLED ITS "TERM LOAN C COMMITMENT". THE TERM LOAN C COMMITMENT OF EACH OF THE LENDERS ARE HEREIN COLLECTIVELY REFERRED TO AS THE "TERM LOAN C COMMITMENTS". THE AGENT SHALL NOT BE RESPONSIBLE FOR THE TERM LOAN C COMMITMENT OF ANY LENDER; AND SIMILARLY, NONE OF THE LENDERS SHALL BE RESPONSIBLE FOR THE TERM LOAN C COMMITMENT OF ANY OF THE OTHER LENDERS; THE FAILURE, HOWEVER, OF ANY LENDER TO PERFORM ITS TERM LOAN C COMMITMENT SHALL NOT RELIEVE ANY OF THE OTHER LENDERS FROM THE PERFORMANCE OF THEIR RESPECTIVE TERM LOAN C COMMITMENTS.


          2.12.2 AMORTIZATION OF TERM LOANS C; THE TERM LOAN C NOTES.

          THE UNPAID PRINCIPAL BALANCE OF THE TERM LOANS C SHALL BE DUE AND PAYABLE IN EQUAL MONTHLY INSTALLMENTS OF PRINCIPAL ON EACH INSTALLMENT PAYMENT DATE, EACH IN THE AMOUNT WHEN APPLIED TO THE PRINCIPAL AMOUNT OF TERM LOANS C WILL FULLY AMORTIZE ALL TERM LOANS C OVER A PERIOD OF FIVE (5) YEARS.

          Unless sooner paid, the unpaid principal balance of the Term Loans C, together with interest accrued and unpaid thereon, shall be due and payable in full on the first to occur of (i) January 21, 2004 or (ii) the Revolving Credit Termination Date.

          THE OBLIGATION OF THE BORROWER TO PAY THE TERM LOANS C, WITH INTEREST, SHALL BE EVIDENCED BY A SERIES OF AMENDED AND RESTATED PROMISSORY NOTES (EACH AS FROM TIME TO TIME EXTENDED, AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED, A "TERM LOAN C NOTE" AND COLLECTIVELY, THE "TERM LOAN C NOTES"). EACH TERM LOAN C NOTE SHALL BE DATED AS THE PESCOR CLOSING DATE AND SHALL BE PAYABLE TO THE ORDER OF A LENDER AT THE TIMES PROVIDED IN THE TERM LOAN C NOTE, AND SHALL BE IN THE PRINCIPAL AMOUNT OF SUCH LENDER'S TERM LOAN C COMMITTED AMOUNT.

          2.12.3 OPTIONAL PREPAYMENTS OF TERM LOANS C.

          SUBJECT TO THE PROVISIONS OF SECTION 2.9.4 (INDEMNITY), THE BORROWER MAY, AT ITS OPTION, AT ANY TIME AND FROM TIME TO TIME, PREPAY (EACH A "TERM LOAN C OPTIONAL PREPAYMENT" AND COLLECTIVELY THE "TERM LOAN C OPTIONAL PREPAYMENTS") THE TERM LOANS C, IN WHOLE OR IN PART, UPON FIVE (5) BUSINESS DAYS PRIOR WRITTEN NOTICE, SPECIFYING THE DATE AND AMOUNT OF PREPAYMENT. THE AMOUNT TO BE SO PREPAID, TOGETHER WITH INTEREST ACCRUED THEREON TO DATE OF PREPAYMENT IF THE AMOUNT IS INTENDED AS A PREPAYMENT OF THE TERM LOANS C IN WHOLE, SHALL BE PAID BY THE BORROWER TO THE AGENT FOR THE RATABLE BENEFIT OF THE LENDERS ON THE DATE SPECIFIED FOR SUCH PREPAYMENT. PARTIAL TERM LOAN C OPTIONAL PREPAYMENTS SHALL BE APPLIED TO ALL OF THE REMAINING PRINCIPAL INSTALLMENTS DUE ON ACCOUNT OF THE TERM LOANS C ON A PRO RATA BASIS.

     Section 4.1.3 on pages 107 the Credit Agreement is hereby amended to add the following provisions:

          EACH OF THE PARENT, THE BORROWER AND THEIR RESPECTIVE SUBSIDIARIES, AS THE CASE MAY BE, HAS FULL CORPORATE POWER AND AUTHORITY TO EXECUTE AND DELIVER THE THIRD AMENDMENT, ALL OTHER FINANCING DOCUMENTS (RELATING TO THE THIRD AMENDMENT OR OTHERWISE), AND THE PESCOR MERGER DOCUMENTS TO WHICH IT IS A PARTY, TO MAKE THE BORROWINGS AND REQUEST LETTERS OF CREDIT AND BOND LETTERS OF CREDIT UNDER THIS AGREEMENT (AS AMENDED BY THE THIRD AMENDMENT AND OTHERWISE), TO CLOSE AND CONSUMMATE EACH ASPECT OF THE PESCOR MERGER TRANSACTION, AS APPROPRIATE AND TO INCUR AND PERFORM THE OBLIGATIONS WHETHER UNDER THIS AGREEMENT (AS AMENDED BY THE THIRD AMENDMENT OR OTHERWISE), THE OTHER FINANCING DOCUMENTS, THE PESCOR MERGER DOCUMENTS, ALL OF WHICH HAVE BEEN DULY AUTHORIZED BY ALL PROPER AND NECESSARY CORPORATE ACTION. NO CONSENT OR APPROVAL OF SHAREHOLDERS OR ANY CREDITORS OF THE PARENT, THE BORROWER OR ANY SUBSIDIARY, AND NO CONSENT, APPROVAL, FILING OR REGISTRATION WITH OR NOTICE TO ANY GOVERNMENTAL AUTHORITY ON THE PART OF THE PARENT, THE BORROWER OR ANY SUBSIDIARY, IS REQUIRED AS A CONDITION TO THE EXECUTION, DELIVERY, VALIDITY OR ENFORCEABILITY OF THE THIRD AMENDMENT, THE OTHER FINANCING DOCUMENTS (RELATED TO THE THIRD AMENDMENT OR OTHERWISE), ANY OF THE PESCOR MERGER DOCUMENTS, THE PERFORMANCE BY THE BORROWER OF THE OBLIGATIONS OR THE CLOSING AND CONSUMMATION OF THE PESCOR MERGER TRANSACTION, IN EACH CASE, IF REQUIRED, THE SAME HAS BEEN DULY OBTAINED.

     Section 4.1.12 on page 109 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          4.1.12 PRO FORMA FINANCIAL STATEMENTS.

          The Borrower has furnished to the Agent a pro-forma consolidated balance sheet of the Borrower and the Subsidiaries as of a date on or about March 31, 2001 (the "Pro-forma Date"), but giving effect to the Pescor Merger Transaction and the transactions incident thereto (the "Pro-forma Balance Sheet") together with pro-forma financial projections of the Parent for the five-year period subsequent to the Pescor Merger Transaction (the "Pro-forma Financial Projections"). A copy of the Pro-forma Balance Sheet and the Pro-forma Financial Projections are attached hereto as Exhibits C-1 and C-2, respectively. The Pro-forma Balance Sheet is correct and complete, has been prepared in accordance with GAAP, and fairly presents in all material respects the consolidated financial condition of the Borrower and the Subsidiaries as of the Pro-forma Date, but giving effect to the Pescor Merger Transaction and the transactions incident thereto. The Pro-forma Financial Projections represent the best estimate of the future operations of the Parent and are based on reasonable and conservative assumptions, but do not constitute a guaranty of actual performance.

     Section 4.1.29 on page 113 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

     HART-SCOTT-RODINO.

          The Borrower, the Seller and all other necessary Persons, as appropriate, have made such filings, if any, as may be required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and have provided such supplemental information that may be required by such Act, with respect to the sales contemplated by the Pescor Merger Transaction. The waiting periods under such Act have terminated or expired.

     Section 4.1.31 on page 13 of the First Amendment is hereby amended to reflect that (1) Berry Italy is a Wholly-Owned Subsidiary of the Borrower,
(2) the Borrower is the owner of a ninety-five percent (95%) interest in the Italian Holding Company, (3) Berry Italy is the owner of a five percent (5%) interest in the Italian Holding Company, and (4) that Capsol Italy and Ociesse are each Wholly-Owned Subsidiaries of the Italian Holding Company.

     Article 4 of the Credit Agreement is hereby amended to add the following additional section:

          4.1.32 PESCOR MERGER TRANSACTION.

          The Agent has received true and correct photocopies of the Pescor Merger Agreement and each of the other Pescor Merger Documents executed, delivered and/or furnished on or before the date of the Third Amendment in connection with the Pescor Merger Transaction. Neither the Pescor Merger Agreement nor any of the other Pescor Merger Documents have been modified, changed, supplemented, canceled, amended or otherwise altered, except as otherwise disclosed to the Agent in writing on or before the date of the Third Amendment. The Pescor Merger Transaction has been effected, closed and consummated pursuant to, and in accordance with, the terms and conditions of the Pescor Merger Agreement and with all applicable Laws.

     Section 6.1.13(a) (Tangible Capital Funds), Section 6.1.13(c) (Interest Coverage Ratio), Section 6.1.13(e) (Debt Service Coverage Ratio) on pages 128 and 129 of the Credit Agreement, as amended by the First Amendment, are hereby deleted in their entirety.

     Section 6.1.13(b) on page 128 of the Credit Agreement, as amended by the First Amendment, is hereby deleted in its entirety and the following is substituted in its place:

          (B) FUNDED DEBT TO EBITDA. The Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors, on a consolidated basis, will not permit the ratio of (x) Funded Debt to (y) EBITDA, for the prior twelve (12) month trailing period (reflecting actual and historical performance of each Subject Transaction which constitutes a Permitted Acquisition during such twelve (12) month period), tested as of the last day of each fiscal quarter, to be greater than the following amounts as of the following dates:


               DATE                                          RATIO
          June 30, 2001                                  4.25 to 1.00
          September 30, 2001                             4.00 to 1.00
          December 31, 2001                              3.75 to 1.00
          March 31, 2002                                 3.50 to 1.00
          June 30, 2002                                  3.50 to 1.00
          September 30, 2002                             3.25 to 1.00
          and the last day of each
          fiscal quarter thereafter


     Section 6.1.13(d) on page 129 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          (D) FIXED CHARGE COVERAGE RATIO. The Borrower, Berry UK, NIM Holdings and the Subsidiary Guarantors will maintain, on a consolidated basis, will not permit the Fixed Charge Coverage Ratio for the prior twelve (12) month trailing period, tested as of the last day of each fiscal quarter, to be less than 1.00 to
     1.00 as of the end of each fiscal quarter

     Section 6.1.25 on page 11 of the Second Amendment is hereby deleted in its entirety and the following is substituted in its place:

          6.1.25 ITALIAN CREDIT AGREEMENTS. The Borrower covenants and agrees to execute and deliver and to cause Berry Italy, the Italian Holding Company, Capsol Italy and Ociesse to execute and deliver the Italian Credit Agreements and the Italian Stock Pledge Agreement in form and content acceptable to the Agent as soon as commercially practicable but in any event on or before June 15, 2001.

     Section 6.2.3 on page 135 of the Credit Agreement is hereby amended to add the following provisions:

          NOTWITHSTANDING THE FOREGOING, THE BORROWER SHALL NOT BE PERMITTED TO DECLARE OR PAY ANY DISTRIBUTIONS TO THE PARENT IF
     (I) THERE EXISTS A DEFAULT OR AN EVENT OF DEFAULT AS OF THE DATE OF SUCH PROPOSED DISTRIBUTION OR (II) THE MAKING OF ANY SUCH DISTRIBUTION WOULD GIVE RISE, DIRECTLY OR INDIRECTLY, TO A DEFAULT OR AN EVENT OF DEFAULT.

     Section 6.2.4(h) on page 136 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          (H) CAPITAL LEASES AS AND TO THE EXTENT PERMITTED BY SECTION
     6.2.6;

16. Section 6.2.4(i) on page 136 of the Credit Agreement, as amended by the First Amendment, is hereby deleted in its entirety and the following is substituted in its place:

          (I) INDEBTEDNESS FOR BORROWED MONEY OF THE BORROWER TO ANY SUBSIDIARY GUARANTOR OR OF ANY SUBSIDIARY GUARANTOR TO THE BORROWER OR ANY OTHER SUBSIDIARY GUARANTOR AND INDEBTEDNESS FOR BORROWED MONEY OF BERRY UK, NIM HOLDINGS, NORWICH, THE ITALIAN HOLDING COMPANY, CAPSOL ITALY AND/OR OCIESSE TO THE BORROWER OR ANY OTHER DOMESTIC SUBSIDIARY GUARANTOR (THE "FOREIGN INTERCOMPANY INDEBTEDNESS"), PROVIDED THAT THE AGGREGATE AMOUNT OF SUCH FOREIGN INTERCOMPANY INDEBTEDNESS AND FOREIGN INTERCOMPANY INVESTMENTS (EXCLUDING INTERCOMPANY ALLOCATIONS OF EXPENSES AND CHARGES AND EXCLUDING THE AMOUNT USED TO FUND THE PURCHASE OF THE ASSETS OF CAPSOL-CERTWOOD UK LTD.), SHALL NOT EXCEED, IN THE AGGREGATE, TEN MILLION FOUR HUNDRED THOUSAND DOLLARS ($10,400,000);

     Section 6.2.5(vii) on page 138 of the Credit Agreement, as amended by the First Amendment, is deleted in its entirety and the following is substituted in its place:

          (VII) (1) THE BORROWER'S ACQUISITION, CREATION, OWNERSHIP AND INITIAL CAPITALIZATION OF NIM HOLDING AND THE ITALIAN HOLDING COMPANY, (2) THE INITIAL CAPITALIZATION OF BERRY UK AND NORWICH ACQUISITION AS PART OF AND AT THE TIME OF THE BORROWER'S ACQUISITION OF NIM HOLDINGS, (3) THE INITIAL CAPITALIZATION OF CAPSOL ITALY AND/OR OCIESSE AS PART OF AND AT THE TIME OF THE BORROWER'S ACQUISITION OF THE ITALIAN HOLDING COMPANY, (4) THE PURCHASE OF CERTAIN ASSETS OF CAPSOL-CERTWOOD UK LTD., AND (5) ANY ADDITIONAL CAPITAL OR OTHER EQUITY CONTRIBUTIONS OR INVESTMENTS IN BERRY UK, NIM HOLDINGS, THE ITALIAN HOLDING COMPANY, CAPSOL AND OCIESSE; PROVIDED THAT THE AGGREGATE AMOUNT OF ANY SUCH ADDITIONAL CAPITAL OR OTHER EQUITY CONTRIBUTIONS (COLLECTIVELY, THE "FOREIGN INTERCOMPANY INVESTMENTS"), TOGETHER WITH ANY FOREIGN INTERCOMPANY INDEBTEDNESS (EXCLUDING INTERCOMPANY ALLOCATIONS OF EXPENSES AND CHARGES AND EXCLUDING THE AMOUNT USED TO FUND THE PURCHASE OF THE ASSETS OF CAPSOL-CERTWOOD UK LTD.) PERMITTED BY THE TERMS OF THIS AGREEMENT, MAY NOT EXCEED AT ANY TIME IN THE AGGREGATE TEN MILLION FOUR HUNDRED THOUSAND DOLLARS ($10,400,000);

     Section 6.2.6 on page 139 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in its place:

          6.2.6 CAPITAL EXPENDITURES.

          Except for Permitted Acquisitions, permitted reinvestments of Permitted Asset Dispositions and Capital Expenditures made for the acquisition or construction of Fixed or Capital Assets that are contemplated to be sold in connection with a sale-leaseback transaction referred to in clause (A) of the last sentence of
     Section 6.2.16, neither the Borrower, Berry UK nor NIM Holdings will or will permit any Subsidiary to, directly or indirectly, make any Capital Expenditures in the aggregate for the Borrower, Berry UK, NIM Holdings and their respective Subsidiaries (taken as a whole) in an amount which exceeds the "Capital Expenditure Ceiling" during any fiscal year as set forth below. If in any given fiscal year, the total Capital Expenditures of the Borrower, Berry UK, NIM Holdings and its or their Subsidiaries, taken as a whole, are less than the applicable Capital Expenditure Ceiling for that fiscal year, the unused portion of the amount permitted for Capital Expenditures (the "Carry Forward Amount') may be used to increase the applicable Capital Expenditure Ceiling for the then next succeeding fiscal year. The Carry Forward Amount for any given fiscal year cannot be carried forward for more than one (1) fiscal year.

          FISCAL YEAR ENDING        CAPITAL EXPENDITURE CEILING

          December 31, 2001                 $45,000,000
          December 31, 2002                 $50,000,000
          December 31, 2003 and             $51,000,000
          each fiscal year thereafter


     Section 7.1.13 on page 145 of the Credit Agreement is hereby amended to provide that, except to the extent permitted by Section 6.2.1 of the
Credit Agreement, (1) the Borrower's failure to own and control, beneficially and of record, one hundred percent (100%) of the issued and outstanding shares of Berry Italy, (2) the failure of the Borrower and/or Berry Italy to own and control, beneficially and of record, one hundred percent (100%) of the issued and outstanding shares of the Italian Holding Company, and/or (3) the Italian Holding Company's failure to own and control, beneficially and of record, one hundred percent (100%) of the issued and outstanding shares of Capsol Italy and Ociesse, shall constitute an Event of Default under Section 7.1.13 of the Credit Agreement.

     Section 9.1 beginning on page 159 of the Credit Agreement is hereby amended to delete the notice address for the Agent and for Bank of America and the following is substituted in their place:

          AGENT:         BANK OF AMERICA, N.A.
                         BANK OF AMERICA BUSINESS CREDIT
                         231 S. LASALLE STREET
                         CHICAGO, ILLINOIS 60697
                         ATTENTION: BRIAN J. WRIGHT

        BANK OF AMERICA: BANK OF AMERICA, N.A.
                         BANK OF AMERICA BUSINESS CREDIT
                         231 S. LASALLE STREET
                         CHICAGO, ILLINOIS 60697
                         ATTENTION: BRIAN J. WRIGHT


     The term "this Agreement" as used in the Credit Agreement and the term "Credit Agreement" as used in any of the Financing Documents shall mean the Credit Agreement as modified herein unless the context clearly indicates or dictates a contrary meaning. Any and all such Financing Documents are deemed hereby amended to reflect the terms and conditions of this Amendment, including, without limitation, the Deeds of Trust.

     The Borrower, the Agent and the Lenders will execute such confirmatory instruments with respect to the Credit Agreement and/or any of the Financing Documents as the Agent may reasonably require.

     This Amendment may not be amended, changed, modified, altered or terminated without in each instance the prior written consent of the Agent, the Lenders and the Borrower. This Amendment shall be construed in accordance with, and governed by, the laws of the State of Maryland.

     The Borrower agrees that neither the execution and delivery of this Amendment nor any of the terms, provisions, covenants, or agreements contained in this Amendment shall in any manner release, impair, lessen, waive, or otherwise adversely affect the joint and several liability and obligations of the Borrower under the terms of the Credit Agreement.

     The Agent and the Lenders acknowledge and agree that to the extent the provisions of the Credit Agreement are contrary to or inconsistent with the Italian Credit Agreement, the provisions of the Credit Agreement shall control and the provisions of the Italian Credit Agreement shall be interpreted in a manner to be consistent with the Credit Agreement.

     This Amendment may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party who chooses to deliver its signature by facsimile agrees to provide a counterpart of this Amendment with its inked signature promptly to each other party.

     The Lenders and the Agent hereby waive the Defaults and Events of Default arising solely from the failure of the Borrower, Berry UK and/or NIM Holdings to comply with the terms of Section 6.2.4(i) and Section 6.2.5(vii). This paragraph shall not be deemed to waive any other existing or future Events of Default or Defaults.







-

IN WITNESS WHEREOF, the Borrower, NIM Holdings, Berry UK, the Agent and the Lenders have caused this Amendment to be executed under seal as of the date first above written.

WITNESS:                      BERRY PLASTICS CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President


WITNESS OR ATTEST:            NIM HOLDINGS LIMITED


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                   James M. Kratochvil
                                   Executive Vice President


WITNESS OR ATTEST:            BERRY PLASTICS UK LIMITED


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                 James M. Kratochvil
                                 Executive Vice President


WITNESS:                      BANK OF AMERICA, N.A.,
                              in its capacity as Agent


_________________________     By:/s/ Brian J. Wright (Seal)
                                    Brian J. Wright
                                    Vice President


WITNESS:                      BANK OF AMERICA, N.A.,
                              in its capacity as a Lender


_________________________     By:/s/ Brian J. Wright (Seal)
                                    Brian J. Wright
                                    Vice President






-

WITNESS:                      FLEET CAPITAL CORPORATION,
                              in its capacity as a Lender


_________________________     By:/s/ Fleet Capital Corporation (Seal)
                                    Name:
                                    Title:


WITNESS:                      GENERAL ELECTRIC CAPITAL CORPORATION,
                              in its capacity as a Lender


_________________________     By:/s/ General Electric Capital Corporation
(Seal)
                                    Name:       Title:


WITNESS:                      HELLER FINANCIAL, INC.
                              in its capacity as a Lender


_________________________     By:/s/ Heller Financial, Inc. (Seal)
                                    Name:       Title:

WITNESS:                      PNC BANK, NATIONAL ASSOCIATION
                              in its capacity as a Lender


_________________________     By:/s/ PNC Bank, National Association (Seal)
                                    Name:       Title:

WITNESS:                      LASALLE BUSINESS CREDIT, INC.,
                              in its capacity as a Lender


_________________________     By:/s/ LaSalle Business Credit, Inc. (Seal)
                                    Name:       Title:







-

WITNESS:                      THE PROVIDENT BANK
                              in its capacity as a Lender


_________________________     By:/s/ The Provident Bank (Seal)
                                    Name:       Title:

                        ACKNOWLEDGMENT AND CONSENT



     BPC HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Parent"), BERRY IOWA CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Berry Iowa"), BERRY TRI-PLAS CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Berry Tri-Plas"), AEROCON, INC., a corporation organized and existing under the laws of the State of Delaware ("AeroCon"), BERRY STERLING CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Berry Sterling"), BERRY PLASTICS DESIGN CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Berry Design"), PACKERWARE CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("PackerWare"), VENTURE PACKAGING, INC., a corporation organized and existing under the laws of the State of Delaware ("Venture Holding"), BERRY PLASTICS TECHNICAL SERVICES, INC., a corporation organized and existing under the laws of the State of Delaware, formerly known as Venture Packaging Southeast, Inc. ("Venture Southeast"), VENTURE PACKAGING MIDWEST, INC., a corporation organized and existing under the laws of the State of Delaware ("Venture Midwest"), KNIGHT PLASTICS, INC., a corporation organized and existing under the laws of the State of Delaware ("Knight"), CPI HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("CPI"), CARDINAL PACKAGING, INC., a corporation organized and existing under the laws of the State of Ohio ("Cardinal"), POLY-SEAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Poly-Seal"), and PESCOR, INC., a corporation organized and existing under the laws of the State of Delaware ("Pescor") (the Parent, Berry Iowa, Berry Tri-Plas, AeroCon, Berry Sterling, Berry Design, PackerWare, Venture Holding, Venture Southeast, Venture Midwest, Knight, CPI, Cardinal, Poly-Seal, and Pescor are herein collectively and individually referred to as the "Guarantor") hereby consent and agree to the foregoing Amendment and hereby acknowledge and agree that (i) the joint and several obligations and liabilities of the Guarantors under and in connection with those certain Guaranty of Payment Agreements and all other Financing Documents executed and delivered in connection with the Obligations (as amended, restated, supplemented or otherwise modified, the "Guaranty Documents") shall include and to the extent necessary are hereby amended to include the increase in any and all Obligations contemplated by the foregoing Amendment and to include the Italian Obligations and (ii) neither the execution and delivery of the foregoing Amendment nor any of the terms, provisions and agreements contained in the foregoing Amendment shall in any manner impair, lessen, waive, discharge or otherwise adversely affect the indebtedness, liabilities, and obligations of the Guarantors under and in connection with any and all Financing Documents previously, now or hereafter executed and delivered by either of them, including, without limitation, the Guaranty Documents.

     IN WITNESS WHEREOF, each of the parties hereby have executed and delivered this Acknowledgment under their respective seals as of the day and year first written above.

WITNESS OR ATTEST:            BERRY IOWA CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                   James M. Kratochvil
                                   Executive Vice President


WITNESS OR ATTEST:            BERRY TRI-PLAS CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President


WITNESS OR ATTEST:            BERRY STERLING CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President


WITNESS OR ATTEST:            AERO CON, INC.


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President


WITNESS OR ATTEST:            PACKERWARE CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

WITNESS OR ATTEST:            BERRY PLASTICS DESIGN CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

WITNESS OR ATTEST:            BPC HOLDING CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

WITNESS OR ATTEST:            VENTURE PACKAGING, INC.


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

WITNESS OR ATTEST:            BERRY PLASTICS TECHNICAL SERVICES,
                             INC., f/k/a Venture Packaging Southeast, Inc.


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

WITNESS OR ATTEST:            VENTURE PACKAGING MIDWEST, INC.


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President


WITNESS OR ATTEST:            KNIGHT PLASTICS, INC.


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

WITNESS OR ATTEST:            CPI HOLDING CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

WITNESS OR ATTEST:            CARDINAL PACKAGING, INC.


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

WITNESS OR ATTEST:            POLY-SEAL CORPORATION


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President

WITNESS OR ATTEST:            PESCOR, INC.


_________________________     By:/s/ James M. Kratochvil  (SEAL)
                                    James M. Kratochvil
                                    Executive Vice President